SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2000

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

    Delaware                       333-93643-01                  35-1872185
    --------                       ------------                  ----------
(State or Other                    (Commission                 (IRS Employer
(Jurisdiction of                   File Number)              Identification No.)
 Incorporation)

           30 South Meridian Street, Indianapolis, Indiana 46204-3503
           ----------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (317) 951-5640

                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

This Current Report on Form 8-K is being filed to file a copy of the documents attached hereto as exhibits in connection with the offering of SMS Student Loan Trust 2000-A Floating Rate Asset Backed Notes, Class A-1, Class A-2 and Class B

Capitalized terms not defined herein have the meanings assigned in the Indenture.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.

            4.1   Servicing Agreement
            4.2   Trust Agreement
            4.3   Indenture
            99.1  Loan Sale Agreement
            99.2  Administration Agreement
            99.3  Appendix A to the Administration Agreement

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    USA GROUP SECONDARY MARKET SERVICES, INC.
                                    as originator of the Trust
                                    -----------------------------------------
                                    (Registrant)


                                    By: /s/ Cheryl E. Watson
                                       --------------------------------
                                       Name: Cheryl E. Watson
                                       Title: Senior Vice President and
                                       Chief Financial Officer

Date: May 24, 2000

                                  EXHIBIT INDEX

Exhibit Number       Description
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4.1               Servicing Agreement
4.2               Trust Agreement
4.3               Indenture
99.1              Loan Sale Agreement
99.2              Administration Agreement
99.3              Appendix A to the Administration Agreement